CAREER EDUCATION CORPORATION
FIRST QUARTER 2014
INVESTOR CONFERENCE CALL
MAY 8, 2014
Scott Steffey
President & Chief Executive Officer
Colleen O’Sullivan
Senior Vice President & Chief Financial Officer
Exhibit 99.2

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “estimated,” “on track to,” “anticipate,” “project,” “will,”
“potential” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our
Annual Report on Form 10-K for the year ended December 31, 2013 that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason.
Cautionary Statements & Disclosures

University New Student Enrollments – 1Q 2014 vs. 1Q 2013

2014 2013
(1)
% Change
AIU 5,900 5,510 7%
CTU 4,820 4,900 -2%
University 10,720 10,410 3%
(1) In the first quarter of 2014, we implemented a new student orientation process which replaced our previously provided student readiness programs. This change impacts how we calculate a new student enrollment. Accordingly, 2013 new student enrollments for
CTU and AIU have been recast to reflect this change in methodology. The adjustments necessary to recast historical new student enrollment data require the exercise of management’s judgment.

Q1 ‘13                 Q2 ‘13               Q3 ‘13              Q4 ’13                Q1 ‘14
(14,300)
(12,500)
(9,800)
(5,100)
(4,400)
(5,400)
(5,000)
(4,400)
(3,400)
(3,100)
(8,900)
(7,500)
(5,400)
(1,700)
(1,300)
(16,000)
(14,000)
(12,000)
(10,000)
(8,000)
(6,000)
(4,000)
(2,000)
-
University Career Schools
Sequential Improvement in Decline of Total Student Enrollments

Generate Modest University Total Student Enrollment Growth.
Improvement in rate of decline of total student enrollments.
Anticipate total enrollment growth at University in the 2
nd
half of 2014.
Stabilize Career School Enrollments.
Consolidated three brands into one and plans being developed to expand course offerings at Sanford-Brown.
Further improvement in rate of enrollment declines.
Reduce Organizational Cost Structure.
$19 million of lower operating expenses this quarter versus last year.
Estimate at least $75 million of lower operating expenses in 2014 vs. 2013.
Successfully Complete the Teach Out of Transitional Schools Group.
Completed teach out at 9 locations in the first quarter of 2014.
Remain on track to complete teach out of 20 campuses in 2014.

Key Objectives to Turnaround Strategy

6 Total Student Enrollments - University 37,000 32,100 32,500 32,400 33,900 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 CTU AIU

Balanced & Strong Portfolio of Sanford Brown Schools
Sanford-Brown College
Atlanta, GA
Mendota Heights, MN
Brooklyn Center, MN
Chicago, IL
Orlando, FL
Tampa, FL
Dallas, TX
San Antonio, TX
Houston, TX
Seattle, WA
Las Vegas, NV
Online
Sanford-Brown Institute
Fort Lauderdale, FL
Jacksonville, FL
Garden City, NY
New York City, NY
Iselin, NJ
SBI Campus
Melville, NY

8 Continued Progress in Lowering Operating Expenses Operating Expenses (in millions) First Quarter $310 $291 $277 $271 $33 $20 $0 $50 $100 $150 $200 $250 $300 $350 1Q 2013 1Q 2014 Ongoing Transitional

Estimated Phasing of 2014 Transitional
Schools Closures (20 Schools)
1Q 2014
9 Campuses
Successfully
Taught-Out

2Q 2014
7 Campuses
Complete
Teach-Out
3Q 2014
3 Campuses
Complete
Teach-Out
4Q 2014
1 Campus
Completes
Teach-Out
At the end of 2014, we estimate that 10 campuses will remain in our Transitional Schools segment.

Stabilization of Ongoing Revenue
Revenue (in millions)
$235 $235
$262
$247
$275
$297
$269
$330
$0
$50
$100
$150
$200
$250
$300
$350
1Q '12 2Q '12 3Q '12 4Q '12 1Q 13 2Q '13 3Q '13 4Q '13 1Q '14
University Career Schools
$235

11 End of Presentation